BUSINESS FIRST
BANCSHARES

Q4 and FY 2022 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

LEGAL DISCLOSURES

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

GUIDING PRINCIPLES


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.


AMERICAN BANKER
2021 Best Banks to Work For
AMERICAN BANKER
2022 Best Banks to Work For
BUSINESS REPORT'S 2021 BEST PLACES to WORK IN BATON ROUGE
BUSINESS REPORT'S 2022 BEST PLACES to WORK IN BATON ROUGE

SOCIAL IMPACT

b1COMMUNITY

2022 Total Volunteerism:

- 4,655 Hours
- 970 hours of financial literacy education and non-profit service

b1 FOUNDATION

2021 Inception Through December 2022

- Mentored 275 businesses
- Conducted 615 training classes to help entrepreneurs start or grow their business

Project REACh

- Partnership through b1BANK Financial Institutions Group
- Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access, and investment. Each partnership is unique based on the MDI's needs.
- 2022 – partnered with 8 banks







2,720 Volunteer Hours

182 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $556 million (as of December 31, 2022)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Closed Texas Citizens Bancorp, Inc. (TCB) transaction in Houston market March 1, 2022, with acquired assets of $534.2 million
- Opened 4th full-service DFW location in Uptown Dallas May 31, 2022
- 4Q22 organic loan growth of 3.98% (15.79% annualized)
- Continued loan portfolio diversification with 35% of credit exposure in Texas markets (DFW, Houston) based on unpaid principal balances
- #1 deposit market share in Louisiana for Louisiana-headquartered banks (1)
- Completed a Private Placement of $72.0 million of preferred stock in 3Q22
- Issued 2.5 million shares of common stock through public offering in 4Q22

Financial Highlights of 4Q22 ($ millions)	
Assets	$5,990
Gross Loans Held for Investments	$4,606
Deposits	$4,820
Loan-to-Deposit Ratio	95.6%
Core ROAA(2)	1.10%
Core ROACE(2)	13.37%
NPLs/Total Loans(HFI)(3)	0.25%
Tier 1 Risk-based Capital Ratio(4)	11.20%
Tier 1 Leverage Ratio(4)	10.55%
Total Risk-based Capital Ratio(4)	11.91%
TCE/TA(2)	6.89%


BFST Footprint
DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 48 full-service banking centers(5) and 3 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2022, per FDIC data.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(4) Preliminary bank level ratios as of December 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2023.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 48
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 51
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 50
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 46
Year Started at BFST: 2016



Jerry Vascocu
EVP,
Chief Administrative Officer
Age: 49
Year Started at BFST: 2022



Saundra Strong
EVP, General Counsel

Age: 45
Year Started at BFST: 2021



Kathryn Manning
EVP, Chief Risk Officer

Age: 35
Year Started at BFST: 2013



Jesse Jackson
EVP,
Financial Institutions Group
Age: 47
Year Started at BFST: 2020



Warren McDonald
EVP, Chief Credit Officer

Age: 56
Year Started at BFST: 2006



Mimi Singer Lee
EVP, Chief HR Officer

Age: 46
Year Started at BFST: 2019



Heather Roemer
SVP, Chief of Staff

Age: 41
Year Started at BFST: 2009

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2022[1]
- Acquired Texas Citizens Bancorp, Inc. ($534.2M[2] in total assets)
- Opened 4th full-service DFW, TX location
- Self-managed $72.0 mm preferred stock offering in 3Q22
- Issued 2.5 million shares of common stock through public offering in 4Q22

2021
- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third full-service DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- PPP loan sale of $243.6 mm in 2Q21
- 2 banker team lift-outs in New Orleans, LA market

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B[2] in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[2] in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2017
- Acquired Minden Bancorp, Inc. ($317.4M[2] in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market



2016
2017
2018
2019
2020
2021
2022

Total Assets ($ millions)						
$1,106	$1,321	$2,095	$2,274	$4,160	$4,726	$5,990 [1]

2016 – 2022 Total Asset CAGR: 32.5%

(1) All periods as of December 31st.
(2) Book value of total assets at closing.

DALLAS FORT WORTH REGION ECLIPSES $1 BILLION LOAN VOLUME

On May 31, 2022, Business First opened our fourth full-service Dallas Fort Worth location in Uptown. The addition of this location has helped organic regional loan volume eclipse $1.1 billion during 2022.

TEXAS CITIZENS BANK TRANSACTION

On October 21, 2021, Business First announced the signing of a definitive agreement under which Business First would acquire Texas Citizens Bancorp and its wholly owned bank subsidiary, Texas Citizens Bank, National Association. The completed transaction closed on March 1, 2022, with acquired assets of $534.2[1] million.

STOCK ISSUANCES

On October 17, 2022, Business First completed a $50.0 million issuance of common stock consisting of 2.5 million shares at a price of $20 per share in the form of a public offering.

On September 1, 2022, Business First completed a Private Placement of $72.0 million of preferred stock. This stock was issued as 7.50% Fixed-to-Floating Perpetual Non-Cumulative Preferred Stock, Series A. A total of 88 investors participated in the offering.

ORGANIC LOAN GROWTH

Organic loan growth, which excludes the beginning book value of the acquired Texas Citizens loan portfolio, was $1.1 billion or 33.45% for the year ended December 31, 2022. As of this same time period, approximately 35% of Business First's loan portfolio resides in Texas based on unpaid principal balances.

(1) Book value of total assets at closing.

BALANCED FOOTPRINT



Dallas Fort Worth Region

# of Banking Centers:	4
Total Loans:	$1,170.1
Total Deposits:	$301.5
Deposits / Banking Center:	$75.4

North Louisiana Region

# of Banking Centers[1]:	8
# of LPOs:	1
Total Loans:	$797.3
Total Deposits:	$829.7
Deposits / Banking Center[2]:	$118.5

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	2
Total Loans:	$667.4
Total Deposits:	$299.0
Deposits / Banking Center:	$149.5

Houston Region

# of Banking Centers:	6
Total Loans:	$459.7
Total Deposits:	$511.7
Deposits / Banking Center:	$85.3

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$522.1
Total Deposits:	$1,022.9
Deposits / Banking Center:	$73.1

Capital Region

# of Banking Centers:	8
Total Loans:	$645.7
Total Deposits:	$820.8
Deposits / Banking Center:	$102.6

Bayou Region

# of Banking Centers:	6
Total Loans:	$345.2
Total Deposits:	$552.6
Deposits / Banking Center:	$92.1

Note: Dollars in millions. Financial data as of December 31, 2022. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

(1) Banking Center count includes one standalone ITM.

(2) Excludes standalone ITM from Deposits / Banking Center calculation.

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint(1)



b1BANK (Organic / De Novo) (11 active(2) / 2 closed)	Blue circle	Richland (5 active(3) / 2 sold / 1 closed)	Purple circle
American Gateway (6 active / 4 closed)	Orange circle	Pedestal (18 active / 4 closed(4))	Yellow circle
Minden (2 active / 0 closed)	Green circle	Texas Citizens (6 active / 0 closed)	Navy circle
Closed or Sold (2 legacy / 11 acquired)	✕	Loan Production Office ("LPO") (3 active)	★

December 31, 2014

6 Banking Centers → **58** Added → **13** Closed or Sold →

December 31, 2022

51 Banking Centers

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

+

- ✓ 48 acquired Banking Centers
- ✓ 4 De Novo Banking Centers
- ✓ 6 De Novo LPOs (3 LPOs converted to full-service branches)

−

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 9 acquired Banking Centers closed
- ✓ 2 acquired Banking Centers sold for a gain

=

- ✓ 48 Banking Centers(3)
- ✓ 3 active LPOs
- ✓ ~$103MM avg. total deposits per Banking Center(5)
- ✓ ~86% increase in average NIB deposits per Banking Center(6)

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo locations.
(2) Includes three legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes four DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to December 31, 2022. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

SMITH SHELLNUT WILSON

AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK.
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi.
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities.
- As of December 31, 2022, SSW maintained ~$6.7 billion in AUM[1] (~$5.6 billion bank AUM[1], ~$1.1 billion non-bank AUM).
- For 4Q22, ~48% of total AUM fees were represented by banks and credit unions, government and public entities, insurance clients, and corporate clients.
  - Remaining 52% of AUM fees are comprised of high-net worth individuals, 401(k) and pensions, and charitable foundations.


Average Quarterly AUM(2) ($ in Millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Bank AUM (excl. b1BANK)
Non-Bank AUM
~43% CAGR in Avg Total AUM since closing
$3,615
1,129
$2,485
$3,971
1,176
$2,795
$4,452
1,119
$3,333
$5,516
1,104
$4,413
$6,192
1,059
$5,133
$6,244
1,049
$5,195
$6,721
1,072
$5,649
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22

Note: AUM Dollars in millions, unless otherwise noted.
(1) Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients and four-months ended for bank clients.

Financial Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	12/31/2022	Change vs. 9/30/2022	Change vs. 12/31/2021	Q4'22 Highlights
Gross Loans (Excl. HFS)	$4,606.2	4%	44%	- Organic loan growth of 3.98% for the quarter led by the DFW (44.1%), Houston (31.2%), Capital (19.7%) and New Orleans (13.6%) regions continuing to diversify the loan portfolio. Year-over-year loan growth ($1.4B) was headlined by organic growth (78.6%) and the TCB acquisition (21.4%) in Q1 2022.
ALLL + Fair Value Discount on Acquired Loans	$65.2	-9%	15%	- ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans of 1.41%. Loan purchase discount decreased by approximately $9.1 million due to a large loan payoff, accelerated loan accretion and charge-offs. The $3.0 million provision increase was attributed to $1.4 million and $550,000 provisions on two loan relationships and new loan growth.
Investment Securities	$890.8	1%	-13%	- Fair Market Value improved with additional security purchases in excess of maturities and paydowns.
Deposits	$4,820.3	5%	18%	- Year-over-year deposit growth driven by TCB closing. Non-interest bearing deposits as a percentage of deposits continues to increase from 31.66% in 2021 to 32.14% in 2022.
FHLB Borrowings	$410.1	-23%	400%	- FHLB Borrowings utilization decreased $124 million during the quarter with replacement funding achieved through deposit growth.
Total Equity	$580.5	14%	34%	- Increase in equity for the quarter was primarily driven by the raise of $50.0 million of common stock with the annual driven by $72.0 million in preferred stock. The increases are also net of a $73.0 million decline in AOCI year-over-year.

Balance Sheet Ratios, $ actual	12/31/2022	Actual 9/30/2022	Actual 12/31/2021	Highlights
Total Risk-based Capital Ratio[(1)]	11.91 %	11.97 %	12.47 %	
Tangible Common Equity / Tangible Assets[(2)]	6.89 %	5.84 %	7.76 %	- Improvement due to Common Equity Raise and positive AOCI change.
Tangible Book Value Per Share[(2)]	$16.17	$14.73	$17.71	- Dilution of TBV year-over-year was impacted by TCB close ($0.55). The quarterly improvement is largely attributed to the additional common stock.
Gross Loans (Excl. HFS) / Deposits	95.56 %	96.59 %	78.23 %	

(1) Preliminary bank level ratios as of December 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2023.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Profitability	Diluted Earnings per Common Share	$0.67	$0.61	$0.61	$0.41	$0.59
	ROAA	1.12 %	0.96 %	1.03 %	0.72 %	1.04 %
	ROACE	13.56	12.37	12.25	7.94	11.11
	Net Interest Margin	4.06	4.01	3.99	3.56	3.54
	Efficiency Ratio(1)	59.60	66.47	64.32	72.67	65.55
	Core Pre-Tax, Pre-Provision Income(1) in millions	$25.710	$23.912	$21.172	$14.441	$15.369
	Core Diluted Earnings Per Common Share(1)	$0.66	$0.72	$0.64	$0.49	$0.57
	Core ROAA(1)	1.10 %	1.14 %	1.09 %	0.85 %	1.01 %
	Core ROACE(1)	13.37	14.68	12.96	9.33	10.75
	Net Interest Margin excluding loan discount accretion(1)	3.75	3.88	3.78	3.48	3.39
	Core Efficiency Ratio(1)	59.78	61.02	62.59	69.35	65.43
Capital	Tier 1 Leverage Ratio(2)	10.55 %	8.70 %	7.68 %	8.15 %	8.14 %
	Total Risk-based Capital Ratio(2)	11.91 %	11.97 %	11.09 %	11.76 %	11.94 %
	Tangible Common Equity / Tangible Assets(1)	6.89 %	5.84 %	6.29 %	6.68 %	7.76 %
	Tangible Book Value Per Share(1)	$16.17	$14.73	$15.13	$15.57	$17.71
Asset Quality	NPLs / Loans (Excl. TDRs)(3)	0.25 %	0.25 %	0.42 %	0.29 %	0.41 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.83	0.79	0.79	0.78	0.91
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.41	1.60	1.69	1.84	1.76
	NCOs / Average Loans	0.00	0.01	0.00	0.04	0.01

- Organic investments since July 2020 (27 producers in 14 different markets) along with TCB acquisition have helped in driving continual improvements in quarter-over-quarter pre-tax, pre-provision income growth.
- Asset quality remains steady while building loan loss reserve to support new loan growth.
- Self-managed $72.0 million preferred stock offering in 3Q22.
- Issued 2.5 million shares of common stock through public offering in 4Q22.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary bank level ratios as of December 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2023.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECORD FINANCIAL RESULTS IN FY 2022

2022 Highlights

Loan growth of $1.4 billion. Excluding TCB acquired loans, loans increased $1.1 billion, or 33.45%.

Deposit growth of $743.1 million, or 18.22%. Excluding TCB acquired deposits, deposits increased $265.8 million, or 6.52%.

Continuation of organic production hires with 4th DFW full-service location and other production hires across the footprint.

Stable NIM driven by loan growth coupled with increasing loan yield and managed interest expense.

Stable efficiency ratio post-closing of the TCB transaction, achieved through scale efficiencies and continued branch evaluation.


Gross Loans
$1,528.5
$1,710.3
$2,991.4
$3,189.6
$4,606.2
2018Y
2019Y
2020Y
2021Y
2022Y


Total Deposits
$1,733.9
$1,782.0
$3,616.7
$4,077.3
$4,820.3
2018Y
2019Y
2020Y
2021Y
2022Y


Net Income(1)
$16.8
$14.1
$24.6
$23.8
$37.5
$30.0
$53.9
$52.1
$57.6
$52.9
2018Y
2019Y
2020Y
2021Y
2022Y


ROAA(1)
1.00%
0.84%
1.15%
1.11%
1.09%
0.88%
1.22%
1.18%
1.05%
0.97%
2018Y
2019Y
2020Y
2021Y
2022Y


NIM(2)
4.02%
3.94%
4.10%
3.97%
4.06%
3.85%
3.84%
3.64%
3.92%
3.73%
2018Y
2019Y
2020Y
2021Y
2022Y


Efficiency Ratio(3)(4)
71.8%
66.9%
64.4%
63.4%
67.8%
61.1%
61.8%
60.6%
65.3%
62.8%
2018Y
2019Y
2020Y
2021Y
2022Y

Note: Dollars in millions.
(1) Metrics reflect net income available to common shareholders. The orange shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.
(2) The blue shaded areas represent NIM (excluding loan discount accretion) which are non-GAAP financial measures. See appendix for applicable reconciliation.
(3) Non-GAAP financial measure. See appendix for reconciliation.
(4) Noninterest expense (excluding provision for loan losses) divided by noninterest income plus net interest income less gain/loss on sales of securities.

STABLE CREDIT PERFORMANCE

Past Due Loans(1)


0.08%
$2.6
0.22%
$8.4
0.08%
$3.4
0.10%
$4.3
0.13%
$6.2
0.24%
4Q21
1Q22
2Q22
3Q22
4Q22
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)


0.63%
0.41%
$13.1
0.29%
$10.8
0.42%
$17.1
0.25%
$11.0
0.25%
$11.4
4Q21
1Q22
2Q22
3Q22
4Q22
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount(2)


1.76%
0.91%
1.84%
0.78%
1.69%
0.79%
1.60%
0.79%
1.41%
0.83%
4Q21
1Q22
2Q22
3Q22
4Q22
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs


0.07%
0.01%
0.04%
0.00%
0.01%
0.00%
4Q21
1Q22
2Q22
3Q22
4Q22
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 3Q22. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI, GNTY, TBK, VBTX, TCBX, CBTX, ABTX.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
4.89%
4.82%
5.12%
5.46%
6.09%
3.54%
3.56%
3.99%
4.01%
4.06%
3.39%
3.48%
3.78%
3.88%
3.75%
4.50%
3.25%
1.75%
0.50%
0.27%
0.40%
0.32%
0.34%
0.83%
1.67%
0.25%
0.21%
0.22%
0.54%
1.13%
NIM
NIM ex. Accretion (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield (excl. SBA PPP)
Target Fed Funds Rate

Note: Data is as of December 31, 2022. Chart based on GAAP data.

(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

43.4% of total loans HFI (excl. PPP) are floating / variable rate or fixed rate maturing within the next 12-months

97.8% of all floating rate loans would reprice immediately with another +0.50% shift in interest rates



3.9%
13.0%
17.6%
8.9%
56.6%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	56.6%	4.69%
Fixed Rate Loans (mature < 1 year)	8.9%	5.09%
Floating Rate with Floors	17.6%	7.56%
Floating Rate without Floors	13.0%	8.03%
Adjustable Rate Loans	3.9%	5.32%
Total	*100.0%*	*5.69%*

Floating Rate Loans Set to Reprice



97.8%
99.0%
99.5%
99.8%
100.0%
% of Floating Rate Loans set to Reprice
+50 bps
+100 bps
+150 bps
+200 bps
> +200 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	Repricing Opportunity Given the Below Shift in Interest Rates: 0.00% - +0.50%	+0.50% - +1.00%	+1.00% - +1.50%	+1.50% - +2.00%	> +2.00%
Total Outstanding Balance	$ 1,383.2	$ 18.0	$ 6.7	$ 4.6	$ 2.3
% of Total	97.8%	1.3%	0.5%	0.3%	0.2%
Weighted Average Rate[1]	7.81%	5.39%	5.28%	5.98%	6.43%

- 30.6% of total loans HFI are floating rate
  - 97.8% of floating rate loans would reprice immediately with another +0.50% shift in interest rates
  - 17.6% of floating rate loans maintain "active" floors
- 84.9% of floating rate loans float on the WSJ Prime Daily Index
- 65.5% of total loans HFI are fixed rate
  - 12.8% of fixed-rate loans mature within the next twelve months[2]

Note: Dollars in millions. Data is as of December 31, 2022. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect current floating rates below the respective floor.

(1) Reflects weighted average rate for the month-end December 31, 2022.

(2) Includes adjustable-rate loans.

Loan Portfolio

OPERATING LOAN GROWTH

Loan Composition by Region



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
% of portfolio
10.0%
25.4%
14.5%
7.5%
11.3%
17.3%
14.0%
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

2022 Loan Growth Waterfall



$3,198
$2,284
$350
$(433)
$(862)
$81
$4,617
Q422 YTD Organic Net Operating Growth(1)(2) of 33.4%
Beginning Loans
BFST Originations
TCB Loans (3)
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of December 31, 2022. Dollars in millions. Loan balances are before accounting adjustments.

(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate & other, overdrafts, and loan premium/discount.

(2) Excludes acquired TCB loans of $349.5MM, as of March 1, 2022, closing.

(3) Reflects acquired TCB loans of $349.5MM, as of March 1, 2022, closing.

LOAN COMPOSITION



Consumer & Other, 2.3%
Farmland, 4.2%
Home Equity Loans, 2.0%
Multi-Family, 2.1%
Commercial, 23.7%
1-4 Family, 10.1%
Construction & Land, 15.7%
OOCRE, 18.9%
NOOCRE, 21.0%

COMMERCIAL

Outstanding:	$1.09 billion
Unfunded:	$515 million
Average Loan:	$301 thousand
NPL %[1]:	0.29%

OOCRE

Outstanding:	$869 million
Unfunded:	$61 million
Average Loan:	$745 thousand
NPL %[1]:	0.28%

NOOCRE

Outstanding:	$968 million
Unfunded:	$60 million
Average Loan:	$1.47 million
NPL %[1]:	0.03%

CONSTRUCTION & LAND

Outstanding:	$722 million
Unfunded:	$447 million
Average Loan:	$500 thousand
NPL %[1]:	0.14%

1-4 FAMILY

Outstanding:	$465 million
Unfunded:	$18 million
Average Loan:	$159 thousand
NPL %[1]:	0.78%

Note: Loan composition as of December 31, 2022, based on FDIC call report data.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LOAN COMPOSITION: COMMERCIAL

Commercial Loans By Collateral



Agricultural, 2.8%
Cash/Securities, 8.2%
Titled Collateral, 11.4%
All Other, 25.0%
Equipment, 15.3%
AR & Inventory, 37.2%

Commercial Loans By Region



Houston, 10.4%
Southwest Louisiana, 7.6%
Greater New Orleans, 9.3%
Capital, 15.2%
Bayou, 12.4%
North Louisiana, 17.3%
DFW, 27.8%

- Commercial loans represent 23.7% of the total loan portfolio
- Total commercial loan growth driven by regional growth in DFW, Greater New Orleans, and Houston (TCB acquisition)
- Weighted average maturity of the Commercial portfolio is 3.11 years with an average yield of 5.63%[1]

Note: Data is as of December 31, 2022. Percentages based on loan balances before accounting adjustments.
(1) Reflects total weighted average Q422 loan yield, excluding loan fees.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition


16.0%
6.7%
10.1%
8.7%
13.9%
2.3%
6.1%
11.8%
3.4%
20.9%

C&D Portfolio	
Raw Land	6.7%
Vacant Residential Lots	10.1%
Vacant Commercial Lots	13.9%
Land Development - Residential	20.9%
Residential Construction - OORE	3.4%
Residential Construction - Non OORE	11.8%
Commercial Construction - Retail	6.1%
Commercial Construction - Office	2.3%
Commercial Construction - Apartment/Multi-Family	8.7%
Commercial Construction - Other	16.0%
Total C&D	**100.0%**
Total C&D Portfolio	**$722,074**
Average Loan Size	**$500**

CRE Composition - Owner Occupied


1.0%
16.4%
13.0%
17.1%
39.7%
12.9%

Owner Occupied CRE Portfolio	
Hotel/Motel	1.0%
Office Building	13.0%
Office/Warehouse	17.1%
Retail	12.9%
Commercial Building	39.7%
Other	16.4%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$869,467**
Average Loan Size	**$745**

CRE Composition - Income Producing


11.2%
13.5%
14.2%
20.6%
3.2%
6.8%
22.6%
8.1%

Income Producing CRE Portfolio	
Hotel/Motel	13.5%
Office Building	14.2%
Office/Warehouse	3.2%
Warehouse	6.8%
Retail - Single Tenant	8.1%
Retail - Multi Tenant	22.6%
Commercial Building	20.6%
Other	11.2%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$967,915**
Average Loan Size	**$1,469**

Note: Dollars in thousands. Data is as of December 31, 2022. Percentages based on loan balances before accounting adjustments.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 12.3%
Oil and Gas, 4.1%
Hotel and Motels, 4.4%
Food and Drink Services, 3.3%
Other Hospitality, 1.7%
All Others, 74.2%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Retail	$567,833	12.3%	$926	$463	0.08%	$670	0.12%
Oil & Gas	$190,400	4.1%	$488	$1,137	0.60%	$925	0.49%
Hotels and Motels	$201,991	4.4%	$2,295	$0	0.00%	$3	0.00%
Food and Drink Services	$150,206	3.3%	$626	$0	0.00%	$732	0.49%
Other Hospitality	$79,054	1.7%	$4,932	$0	0.00%	$0	0.00%
All Other	$3,429,133	74.2%	$253	$4,568	0.13%	$9,060	0.26%
TOTAL	**$4,618,617**	**100.0%**	**$310**	**$6,167**	**0.13%**	**$11,389**	**0.25%**

Note: Dollars in thousands. Data is as of December 31, 2022. Loan balances based on balances before accounting adjustments.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,265
Unencumbered Securities	$	409
Cash Reserves	$	153
Fed Funds Lines Available	$	154
FRB Discount Window[1]	$	350
Total	**$**	**2,331**

- Core deposits (excl. jumbo CDs and Brokered Deposits) represent 90.04% of total deposits
- > $2.3 billion in liquidity available

Deposit Composition


CDs > $250K
7.8%
Other CDs
8.5%
Noninterest
Bearing DDA
32.1%
Savings
6.5%
$4.82B
MMDA
23.6%
NOW Accounts
12.0%
Interest Bearing
DDA 9.4%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition


Total Deposit CAGR: 28.8%
$1,056
$354
$257
$180
$265
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,820
$787
$1,449
$1,035
$1,549
12/31/17
12/31/18
12/31/19
12/31/20
12/31/2021
12/31/2022
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of December 31, 2022.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of December 31, 2022.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on-balance-sheet liquidity.
- 100% of securities are classified as available for sale (AFS).
- $985.3 million in securities AFS, primarily concentrated in agency/treasuries, mortgage-backed securities (MBS), municipal securities and corporate securities.
  - 4Q22 weighted average yield of 1.97%
  - Weighted average life of 5.4 years
  - Estimated effective duration of 4.7 years
  - $540.0 million AFS securities pledged as collateral

AFS Securities Portfolio


U.S. Government Agencies / Treasuries 8.7%
Corporate Securities 5.2%
Municipal Securities 35.5%
$985.3M
Mortgage-Backed Securities 50.6%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 347.4	$ 315.5	$ (31.8)
Mortgage-Backed Securities	506.7	451.7	$ (54.9)
Corporate & Other Securities	48.5	46.0	$ (2.5)
U.S. Government Agencies / Treasuries	83.1	77.5	$ (5.6)
Total AFS Securities	**$ 985.6**	**$ 890.8**	**$ (94.8)**

Note: Dollars in millions. Data as of December 31, 2022.

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,				
	2018	2019	2020	2021	2022
Balance Sheet & Capital					
Total Assets	$2,094,896	$2,273,835	$4,160,360	$4,726,378	$5,990,460
Gross Loans (Excl. HFS)	1,528,469	1,710,265	2,991,355	3,189,608	4,606,176
Deposits	1,733,934	1,782,010	3,616,679	4,077,283	4,820,345
Total Equity	260,058	285,097	409,963	433,368	580,481
Tangible Common Equity / Tangible Assets[1]	9.90 %	10.36 %	8.45 %	7.76 %	6.89 %
Tier 1 Leverage Ratio[2]	11.66	10.56	8.79	8.14	10.55
Total Risk-based Capital Ratio[2]	13.91	13.30	--	11.94	11.91
Net Loans (Excl. HFS) / Assets	72.43 %	74.68 %	71.37 %	66.87 %	76.25 %
Gross Loans (Excl. HFS) / Deposits	88.15	95.97	82.71	78.23	95.56
NIB Deposits / Deposits	22.05	22.38	32.19	31.66	32.14
Commercial Loans / Loans (Excl. HFS)[3]	23.79	22.83	21.60	22.62	23.67
C&D / Total Risk-Based Capital[4]	94.1 %	95.9 %	106.0 %	117.0 %	109.8 %
CRE / Total Risk-Based Capital[4]	217.2	222.4	262.0	250.1	272.1
Asset Quality					
NPLs / Loans (Excl. TDRs)[5]	0.89 %	0.53 %	0.35 %	0.41 %	0.24 %
NPAs / Assets (Excl. TDRs)[5]	0.74	0.58	0.48	0.31	0.21
Reserves / Loans (Excl. HFS)	0.73	0.71	0.74	0.91	0.83
NCOs / Average Loans	0.00	0.10	0.06	0.03	0.04
Profitability Ratios					
Net Income	$14,091	$23,772	$29,994	$52,136	$52,905
ROAA	0.84 %	1.11 %	0.88 %	1.18 %	0.97 %
ROACE	7.04	8.70	8.42	12.25	11.59
Net Interest Margin	4.02 %	4.10 %	4.06 %	3.84 %	3.92 %
Efficiency Ratio	71.78	64.37	67.75	61.84	65.26
Non-Interest Income / Avg. Assets	0.46	0.50	0.63	0.80	0.54
Non-Interest Expense / Avg. Assets	2.99	2.74	2.95	2.66	2.73

Note: Dollars in thousands. As of December 31.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Preliminary bank level ratios as of December 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2023. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.

(3) Excludes SBA PPP loans.

(4) Calculated at the bank level based on FDIC call report data.

(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22
Construction - 1-4 Family Residential	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629
Other Const, Development, Vacant Land & Lots	64,742	105,970	155,569	183,401	334,562	457,667	612,445
Total Construction	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**
% of Total Loans (1)	*11.6%*	*14.7%*	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*
% of Total Bank Capital	*80.1%*	*118.8%*	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*
Multi-Family Properties	22,737	20,717	39,273	36,454	95,707	97,508	98,637
Commercial Rental	135,901	174,552	226,723	284,795	496,198	525,977	967,915
Other Loans for Real Estate Purposes	6,541	6,869	10,286	708	736	500	409
Total Outstanding CRE Exposure	**$ 259,604**	**$ 345,673**	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**
% of Total Loans (1)	*32.0%*	*35.4%*	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*
% of Total Bank Capital	*220.2%*	*286.1%*	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*
Credit Ratings (2)							
Pass-Watch / Special Mention %	4.2%	1.1%	1.6%	0.5%	1.7%	2.7%	3.0%
Classified %	1.7%	1.1%	0.9%	0.9%	0.7%	1.2%	0.7%
Total Watch List %	5.9%	2.3%	2.5%	1.4%	2.4%	3.9%	3.6%
Past Dues (3)							
Nonaccrual Loans	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250
Past Due 90 days or more	-	-	-	-	77	-	4
Total Past Due	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254
Total Past Due / Total CRE Loans	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*
Net Charge Offs YTD (4)	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ 147	$ (9)
Net Charge Offs YTD / CRE Loans	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*

Note: Dollars in thousands.

(1) Calculated at the bank level based on FDIC call report data.

(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.

(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(4) Q417 NCOs excludes $500 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction. All charge-offs are YTD through period noted.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22
Upstream	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -
Midstream	35,024	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -
Downstream	11,766	10,144	8,578	4,511	$ 467	$ 76	$ 156
Support / Services	73,142	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,244
Total Energy Exposure	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 190,400**
% of Total Loans	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.1%*
% of Total Bank Capital	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*29.0%*
Total Committed Energy Loans	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 259,467
Credit Ratings							
Pass-Watch / Special Mention %	17.1%	17.5%	8.6%	12.1%	8.7%	11.1%	6.2%
Classified %	5.7%	3.1%	7.0%	3.6%	3.2%	2.9%	2.6%
Total Watch List % (1)	22.7%	20.6%	15.6%	15.7%	12.0%	14.0%	8.8%
Past Dues (2)							
Nonaccrual Loans	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 875
Past Due 90 days or more	-	-	-	-	71	-	50
Total Past Due	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 925
Total Past Due / Total Energy Loans	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*
Net Charge Offs YTD	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 870
Net Charge Offs YTD/ Energy Loans	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2018	2019	2020	2021	2022	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22
Core Net Income:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 12,068	$ 8,731	$ 13,757	$ 13,800	$ 16,617
Adjustments [(1)]:										
Sale of Impaired Credit	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (280)	$ 568	$ 277	$ 799	$ 566	$ 62	$ 566	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (6)	$ (84)	$ (107)	$ (299)	$ 38	$ (351)	$ 24	$ 6	$ 6	$ 2
(Gain)/Loss on Sale of Banking Center	$ -	$ (243)	$ -	$ (354)	$ -	$ (354)	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ 1,230	$ 395	$ 45	$ 182	$ 213	$ (210)	$ (333)
Stock Option Exercises	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 2,945	$ 603	$ 7,832	$ 407	$ 4,236	$ 204	$ 763	$ 582	$ 2,782	$ 109
Core Net Income	$ 16,774	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 11,674	$ 10,266	$ 14,558	$ 16,378	$ 16,395
Core Return on Average Assets:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 12,068	$ 8,731	$ 13,757	$ 13,800	$ 16,617
Core Net Income	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 11,674	$ 10,266	$ 14,558	$ 16,378	$ 16,395
Average Assets	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 4,584,460	$ 4,920,108	$ 5,371,639	$ 5,702,312	$ 5,899,972
ROAA	0.84%	1.11%	0.88%	1.18%	0.97%	1.04%	0.72%	1.03%	0.96%	1.12%
Core ROAA	1.00%	1.15%	1.09%	1.22%	1.05%	1.01%	0.85%	1.09%	1.14%	1.10%
ROACE	7.04%	8.70%	8.42%	12.25%	11.59%	11.11%	7.94%	12.25%	12.37%	13.56%
Core ROACE	8.38%	9.01%	10.51%	12.67%	12.62%	10.75%	9.33%	12.96%	14.68%	13.37%
Average Diluted Shares Outstanding	11,545,943	13,670,777	18,243,445	20,634,281	22,817,493	20,462,317	21,162,842	22,656,174	22,650,640	24,757,143
Diluted Earnings per Common Share	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 0.59	$ 0.41	$ 0.61	$ 0.61	$ 0.67
Core Diluted Earnings per Common Share	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 0.57	$ 0.49	$ 0.64	$ 0.72	$ 0.66
Net Interest Margin excluding loan discount accretion:										
Net Interest Income	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 38,344	$ 40,475	$ 49,562	$ 53,480	$ 56,060
Adjustments:										
Loan purchase discount accretion	(1,278)	(2,602)	(6,592)	(7,750)	(9,432)	(1,559)	(920)	(2,588)	(1,712)	(4,212)
Adjusted Net Interest Income	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 36,785	$ 39,555	$ 46,974	$ 51,768	$ 51,848
Average Interest-earning Assets	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 4,299,135	$ 4,612,450	$ 4,984,034	$ 5,287,346	$ 5,482,892
Net Interest Margin	4.02%	4.10%	4.06%	3.84%	3.92%	3.54%	3.56%	3.99%	4.01%	4.06%
Net Interest Margin excluding loan discount accretion	3.94%	3.97%	3.85%	3.64%	3.73%	3.39%	3.48%	3.78%	3.88%	3.75%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

TCE/TA, TBVPS

	Fiscal Quarter				
	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 456,837	$ 445,459	$ 508,002	$ 580,481
Preferred Stock	-	-	-	(72,010)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 456,837	$ 445,459	$ 435,992	$ 508,551
Adjustments:					
Goodwill	(59,894)	(89,911)	(88,842)	(88,543)	(88,543)
Core deposit and other intangibles	(12,203)	(15,617)	(15,093)	(14,567)	(14,042)
Total Tangible Common Equity	$ 361,271	$ 351,309	$ 341,524	$ 332,882	$ 405,966
Tangible Assets					
Total Assets	$4,726,378	$5,362,235	$5,530,383	$5,806,691	$5,990,460
Adjustments:					
Goodwill	(59,894)	(89,911)	(88,842)	(88,543)	(88,543)
Core deposit and other intangibles	(12,203)	(15,617)	(15,093)	(14,567)	(14,042)
Total Tangible Assets	$4,654,281	$5,256,707	$5,426,448	$5,703,581	$5,887,875
Common Equity to Total Assets	9.17%	8.52%	8.05%	7.51%	8.49%
Tangible Common Equity to Tangible Assets	7.76%	6.68%	6.29%	5.84%	6.89%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 456,837	$ 445,459	$ 508,002	$ 580,481
Preferred Stock	-	-	-	(72,010)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 456,837	$ 445,459	$ 435,992	$ 508,551
Adjustments:					
Goodwill	(59,894)	(89,911)	(88,842)	(88,543)	(88,543)
Core deposit and other intangibles	(12,203)	(15,617)	(15,093)	(14,567)	(14,042)
Total Tangible Common Equity	$ 361,271	$ 351,309	$ 341,524	$ 332,882	$ 405,966
Common shares outstanding	20,400,349	22,564,607	22,579,451	22,605,136	25,110,313
Book Value per Common Share	$ 21.24	$ 20.25	$ 19.73	$ 19.29	$ 20.25
Tangible Book Value per Common Share	$ 17.71	$ 15.57	$ 15.13	$ 14.73	$ 16.17

Note: Dollars in thousands except per share data.

TCE/TA, TBVPS

	For the Year Ended December 31,				
	2018	2019	2020	2021	2022
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Tangible Assets					
Total Assets	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Assets	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875
Common Equity to Total Assets	12.41%	12.54%	9.85%	9.17%	8.49%
Tangible Common Equity to Tangible Assets	9.95%	10.36%	8.45%	7.76%	6.89%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Common shares outstanding	13,213,280	13,279,363	20,621,437	20,400,349	25,110,313
Book Value per Common Share	$ 19.68	$ 21.47	$ 19.88	$ 21.24	$ 20.25
Tangible Book Value per Common Share	$ 15.34	$ 17.31	$ 16.80	$ 17.71	$ 16.17

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio							
	Fiscal Quarter					Fiscal Year Ended	
	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	12/31/2021	12/31/2022
Core Efficiency Ratio:							
Noninterest Expense	$ 30,098	$ 33,720	$ 36,397	$ 40,946	$ 38,346	$ 117,061	$ 149,409
Core Adjustments	$ (323)	$ (1,042)	$ (978)	$ (3,521)	$ (138)	$ (2,071)	$ (5,679)
Net Interest and Noninterest Income	$ 45,558	$ 46,402	$ 56,591	$ 61,602	$ 64,340	$ 189,287	$ 228,935
Core Adjustments	$ (414)	$ 717	$ -	$ (265)	$ (422)	$ 519	$ 30
Efficiency Ratio	66.07%	72.67%	64.32%	66.47%	59.60%	61.84%	65.26%
Core Efficiency Ratio	65.96%	69.35%	62.59%	61.02%	59.78%	60.58%	62.77%

Note: Dollars in thousands.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Pre-tax, Pre-provision Earnings

	Fiscal Quarter				
	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 15,904	$ 12,651	$ 20,186	$ 20,649	$ 25,992
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 78	$ 717	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (444)	$ 31	$ 8	$ 7	$ 2
(Gain)/Loss on Sale of Banking Center	$ (492)	$ -	$ -	$ -	$ -
Occupancy and bank premises- hurricane repair	$ 57	$ 231	$ 270	$ -	$ -
Insurance reimbursement of storm expenditures	$ -	$ -	$ -	$ (265)	$ (422)
Acquisition-related expenses	$ 266	$ 811	$ 708	$ 3,521	$ 138
Core pre-tax, pre-provision earnings	$ 15,369	$ 14,441	$ 21,172	$ 23,912	$ 25,710

Note: Dollars in thousands.